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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)    / /


                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   31-0841368
                      (I.R.S. Employer Identification No.)

800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA            55402
(Address of principal executive offices)             (Zip code)

                                RICHARD PROKOSCH
                         U.S. BANK NATIONAL ASSOCIATION
                              60 LIVINGSTON AVENUE
                            ST. PAUL, MINNESOTA 55107
                                 (651) 495-3918
            (Name, address and telephone number of agent for service)


                               RAYOVAC CORPORATION
               (Exact name of obligor as specified in its charter)

WISCONSIN                                                  22-2423556
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

601 RAYOVAC DRIVE
MADISON, WISCONSIN                                         53711
(Address of principal executive offices)                   (Zip code)


                                ROV HOLDING, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                   22-2423555
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

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601 RAYOVAC DRIVE
MADISON, WISCONSIN                                         53711
(Address of principal executive offices)                   (Zip code)


                                  ROVCAL, INC.
               (Exact name of obligor as specified in its charter)

CALIFORNIA                                                 52-2068284
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

601 RAYOVAC DRIVE
MADISON, WISCONSIN                                         53711
(Address of principal executive offices)                   (Zip code)


                       REMINGTON PRODUCTS COMPANY, L.L.C.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                   06-1451076
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

60 MAIN STREET
BRIDGEPORT, CONNECTICUT                                                06604
(Address of principal executive offices)                   (Zip code)


                                   ----------

                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2013
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
         Name                                          Address
--------------------------------------------------------------------------------

    Comptroller of the Currency                    Washington, D.C.

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

3.-15. ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
       KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

          1. A copy of the Articles of Association of the Trustee (Incorporated by reference to Registration Number 333-67188).

          2. A copy of the certificate of authority of the Trustee to commence business (Incorporated by reference to Registration Number 333-67188).

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers (Incorporated by reference to Registration Number 333-67188).

          4. A copy of the existing bylaws of the Trustee (Incorporated by reference to Registration Number 333-67188).

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

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                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota, on the 21st day of October, 2003.

                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:/s/ Frank P. Leslie III
                                         -----------------------------
                                        Name:   Frank P. Leslie III
                                        Title:  Vice President


By:/s/Benjamin J. Krueger
   ----------------------------
  Name: Benjamin J. Krueger
  Title: Trust Officer

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                                    EXHIBIT 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: October 21, 2003


                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:   /s/ Frank P. Leslie III
                                            ---------------------------------
                                            Frank P. Leslie III
                                            Vice President

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                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 As of 6/30/2003

                                    ($000's)

                                                                  6/30/2003
                                                                --------------
ASSETS
     Cash and Due From Depository Institutions                  $   11,987,100
     Federal Reserve Stock                                                   0
     Securities                                                     35,336,411
     Federal Funds                                                   4,955,134
     Loans & Lease Financing Receivables                           118,648,100
     Fixed Assets                                                    1,864,465
     Intangible Assets                                               9,999,520
     Other Assets                                                    8,735,830
                                                                --------------
         TOTAL ASSETS                                           $  191,526,560

LIABILITIES
     Deposits                                                   $  132,461,590
     Fed Funds                                                       5,061,915
     Treasury Demand Notes                                                   0
     Trading Liabilities                                               303,140
     Other Borrowed Money                                           20,320,775
     Acceptances                                                       150,586
     Subordinated Notes and Debentures                               6,326,523
     Other Liabilities                                               5,864,946
                                                                --------------
     TOTAL LIABILITIES                                          $  170,489,475

EQUITY
     Minority Interest in Subsidiaries                          $      999,216
     Common and Preferred Stock                                         18,200
     Surplus                                                        11,015,123
     Undivided Profits                                               9,004,546
                                                                --------------
         TOTAL EQUITY CAPITAL                                   $   21,037,085

TOTAL LIABILITIES AND EQUITY CAPITAL                            $  191,526,560

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Frank P. Leslie III
       -----------------------
       Vice President

Date:  October 21, 2003